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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported) March 20, 2002



                                   AXCESS Inc.
             (Exact name of registrant as specified in its charter)

       Delaware                                        0-11933                                  85-0294536
(State or other jurisdiction                  (Commission File Number)             (I.R.S. Employer Identification No.)
   of incorporation)

       3208 Commander Drive, Carrollton, Texas                                                      75006
         (Address of principal executive offices)                                                 (Zip Code)


Registrant's telephone number, including area code   (972) 407-6080


         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

On April 1, 2002, AXCESS Inc. issued a press release announcing the Company's appointment of Allan L. Frank as Chief Financial Officer. This press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

         99.1 Press Release of AXCESS Inc. announcing the appointment of Allan L. Frank as Chief Financial Officer, dated April 1, 2002.

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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AXCESS Inc.
                                           -----------
                                           (Registrant)



April 2, 2002                              /S/ ALLAN GRIEBENOW
------------------                         ---------------------------------
(Date)                                     Allan Griebenow
                                           President and Chief Executive Officer

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                                  Exhibit Index

Exhibit
Number           Description
--------------------------------------------------------------------------------
  99.1           Press Release of AXCESS Inc. announcing the appointment of
                 Allan L. Frank as Chief Financial Officer, dated April 1, 2002.